				Aegis Mortgage Corporation
				ABSC NC 2006-HE2

I. FICO-LTV

	Grouping		Total	Average
			Current	Current	Percent of	Wtg Avg	Wtd Avg	Wtd Avg			% Owner
		Count	Balance	Balance	total Balance	GWAC	DTI	LTV	% SFD	%PUD	Occupied	% Full Doc	% Alternate Doc	% Stated Doc	% IO	%CA	%NY	%FL	WA FICO
	FICO 500-524 and LTV > 65	222	37,116,564.67	167,191.73	4.97	9.452	42.48	78.6	83.8	11.1	95.44	82.69	1.65	15.66	0	17.81	4.75	12.27	513
	FICO 525-549 and LTV > 65	272	48,124,846.76	176,929.58	6.45	8.805	41.08	80.77	81.96	10.09	96.95	79.63	2.6	17.77	0	28.47	2.55	10.05	537
	FICO 550-574 and LTV > 65	341	59,176,948.43	173,539.44	7.93	8.771	41.55	82.43	75.67	15.46	96.08	66.88	1.19	31.93	0.7	17.79	3.55	13.72	562
	FICO 575-599 and LTV > 70	447	77,993,239.38	174,481.52	10.45	8.375	41.16	84.21	74.04	13.86	92.28	71.56	1.77	26.67	3.47	26.17	3.22	12.36	587
	FICO 600-624 and LTV > 70	615	108,274,507.97	176,056.11	14.51	8.058	40.62	84.7	73.51	13.74	91.21	61.41	2.9	35.69	9.04	27.74	4.11	12.36	613
	FICO 625-649 and LTV > 70	630	120,264,453.99	190,895.96	16.12	8.069	41.64	84.19	69.52	16.85	88.87	50.31	3.72	45.97	9.89	31.55	5.34	13.92	637
	FICO 650-674 and LTV > 80	211	36,102,937.90	171,103.97	4.84	8.162	42.51	90.64	64.47	8.91	77.68	55.6	2.86	41.54	9.42	30.47	8.14	12.73	661
	FICO 675-699 and LTV > 80	123	24,952,391.32	202,864.97	3.34	8.116	41.21	91.29	65.44	12.84	67.18	48.46	3.43	48.11	4.35	32.31	7.24	12.68	685
	FICO 700-724 and LTV > 80	59	11,088,411.90	187,939.18	1.49	8.41	40.84	90.39	63.8	11.83	56.98	42.75	2.44	54.82	0	31.6	0.5	14.95	711
	FICO 725-749 and LTV > 85	47	6,131,606.50	130,459.71	0.82	8.81	39.51	92.76	52.86	8.73	52.06	57.9	0	42.1	0	45.65	19.96	7.61	736
	FICO 750-774 and LTV > 85	25	4,657,235.21	186,289.41	0.62	9.278	38.7	94.03	56.79	20.75	44.02	21.64	0	78.36	4.07	34.63	5.06	5.92	760
	FICO 775-799 and LTV > 85	7	701,612.29	100,230.33	0.09	9.404	39.44	94.66	35.89	0	32.12	46.45	0	53.55	0	8.4	0	0	780
	FICO >=800 and LTV > 85	3	485,686.25	161,895.42	0.07	7.552	39.17	90.72	100	0	41.03	67.79	0	32.21	0	0	0	0	804
	Total:	3,002	535,070,442.57	178,237.99	71.7	8.387	41.33	84.5	72.81	13.7	88.46	62.33	2.56	35.11	5.51	27.34	4.62	12.6	607

II LTV-DTI

	Grouping		Total	Average
			Current	Current	Percent of	Wtg Avg	Wtd Avg	Wtd Avg			% Owner
		Count	Balance	Balance	total Balance	GWAC	DTI	LTV	% SFD	%PUD	Occupied	% Full Doc	% Alternate Doc	% Stated Doc	% IO	%CA	%NY	%FL	WA FICO
	LTV 60.00 64.99 and DTI ge 50	12	2,217,084.22	184,757.02	0.3	7.879	53.69	62.99	59.63	20.47	100	100	0	0	0	0	2.61	26.56	582
	LTV 65.00 to 69.99 and DTI ge 50	21	5,189,367.11	247,112.72	0.7	7.847	52.8	67.53	78.84	10.53	87.24	69.59	4.87	25.55	0	49.89	0	10.53	597
	LTV 70.00 74.99 and DTI ge 50	32	6,875,304.52	214,853.27	0.92	7.983	52.87	72.39	68.4	12.16	92.59	77.82	0	22.18	0	14.21	10.01	23.7	578
	LTV 75.00 79.99 and DTI ge 50	36	6,596,135.01	183,225.97	0.88	8.518	52.58	75.25	77.62	15.89	89.93	90.28	0	9.72	0	36.43	0	13.65	564
	LTV 80.00 84.99 and DTI ge 50	65	12,741,163.03	196,017.89	1.71	7.692	51.58	80.47	68.17	22.06	89.41	64.76	0	35.24	4.37	31.61	0	27.35	649
	LTV 85.00 89.99 and DTI ge 50	13	3,121,089.41	240,083.80	0.42	7.729	52.16	86.93	65.44	34.56	100	79.41	0	20.59	0	74.46	9.42	0	602
	LTV 90.00 94.99 and DTI ge 50	23	4,816,566.51	209,415.94	0.65	8.25	52.68	90	72.67	14.36	90.17	95.82	1.34	2.84	6.3	15.76	0	15.16	605
	LTV 95.00 99.99 and DTI ge 50	10	2,735,450.39	273,545.04	0.37	7.283	54.52	95	68.31	8.51	86.84	86.84	0	13.16	0	37.21	0	0	644
	LTV >= 100 and DTI ge 50	4	282,823.17	70,705.79	0.04	11.875	50.72	100	74.34	10.47	84.81	40.65	0	59.35	0	59.35	0	30.18	642
	Total:	216	44,574,983.37	206,365.66	5.97	7.951	52.51	78.57	70.77	17.34	90.89	78.45	0.71	20.84	1.93	32	2.33	17.87	608

III DTI-FICO

	Grouping		Total	Average
			Current	Current	Percent of	Wtg Avg	Wtd Avg	Wtd Avg			% Owner
		Count	Balance	Balance	total Balance	GWAC	DTI	LTV	% SFD	%PUD	Occupied	% Full Doc	% Alternate Doc	% Stated Doc	% IO	%CA	%NY	%FL	WA FICO
	DTI 20.00 24.99 and FICO < 525	9	1,034,929.42	114,992.16	0.14	9.79	23.12	78.06	52.15	47.85	92.17	49.94	0	50.06	0	0	0	0	515
	DTI 25.00 29.99 and FICO < 550	36	4,992,367.77	138,676.88	0.67	9.15	27.95	73.21	86.98	11.52	98.8	82.34	0	17.66	0	20.81	0	11.3	524
	DTI 30.00 34.99 and FICO < 575	120	16,085,487.62	134,045.73	2.16	9.016	32.84	77.76	84.05	6.68	92.76	74.74	2.49	22.77	0	19.46	1.31	12.11	541
	DTI 35.00 39.99 and FICO < 600	215	36,299,077.00	168,832.92	4.86	8.567	37.7	77.35	82.34	6.64	92.89	67.45	0	32.55	1.03	21.13	4.04	10.91	560
	DTI 40.00 44.99 and FICO < 625	418	74,812,645.91	178,977.62	10.02	8.522	42.86	81.04	74.35	13.87	93.72	65.48	1.56	32.96	6.29	25.62	3.76	11.96	577
	DTI 45.00 49.99 and FICO < 650	865	178,979,370.53	206,912.57	23.98	8.333	47.87	82.01	75.14	14.05	94.2	60.69	3.1	36.21	7.23	33.79	5.59	11.5	593
	DTI 50.00 54.99 and FICO < 675	206	39,277,808.44	190,668.97	5.26	8.062	52.19	74.62	72.25	17.78	90.97	77.29	1.93	20.78	0.33	30.4	2.5	16.46	585
	DTI >= 55.00 and FICO < 700	10	2,927,281.66	292,728.17	0.39	7.813	58.67	80.44	80.88	6.83	87.71	65.9	0	34.1	10.36	46.02	0	0	626
	Total:	1,879	354,408,968.35	188,615.74	47.49	8.41	45.3	80.17	75.94	13.34	93.55	65.19	2.22	32.59	5.2	29.56	4.37	11.98	582

IV FICO - Limited, Stated Doc

	Grouping		Average	Total
			Current	Current	Percent of	Wtg Avg	Wtd Avg	Wtd Avg			% Owner
		Count	Balance	Balance	total Balance	GWAC	DTI	LTV	% SFD	%PUD	Occupied	% Full Doc	% Alternate Doc	% Stated Doc	% IO	%CA	%NY	%FL	WA FICO
	FICO 500 525	43	204,478.59	8,792,579.47	1.18	9.765	41.71	71.73	87.9	7.71	94.35	0	9.71	90.29	0	40.74	2.84	8.76	515
	FICO 525 550	52	243,031.18	12,637,621.17	1.69	9.191	40.65	74.59	78.87	7.16	95.64	0	12.37	87.63	0	48.38	5.43	8.35	536
	FICO 550 575	102	206,931.90	21,107,053.54	2.83	9.362	42.1	79.63	71.62	16.66	94.8	0	3.33	96.67	0	26.47	4.64	10.7	562
	FICO 575 600	118	218,599.84	25,794,781.03	3.46	8.974	40.54	80.06	73.62	14.23	83.85	0	7.25	92.75	0	36.13	2.35	12.87	587
	FICO 600 625	207	223,483.50	46,261,085.16	6.2	8.615	41.16	81.67	71.07	11.23	85.84	0	7.1	92.9	11.01	43.76	3.05	12.7	614
	FICO 625 650	304	209,577.39	63,711,525.40	8.54	8.638	42	82.71	71.38	13.28	86.94	0	7.69	92.31	8.59	42.7	5.49	13.6	637
	FICO 650 675	244	202,421.82	49,390,924.02	6.62	8.442	42.62	81.78	63.08	13.84	78.88	0	5.48	94.52	10.24	45.74	4.55	11.62	661
	FICO 675 700	175	231,281.80	40,474,315.59	5.42	8.22	43.09	82.6	64.48	18.84	74.84	0	2.11	97.89	5.22	43.41	5.27	7.99	687
	FICO 700 725	104	255,568.57	26,579,130.92	3.56	8.317	43.89	81.9	53.6	16.66	74.85	0	2.78	97.22	5.43	51.48	4.9	14.9	711
	FICO 725 750	74	219,272.66	16,226,176.48	2.17	8.368	42.96	81.94	75.81	8.83	78.3	0	1.01	98.99	3.87	64.32	2.11	12.37	735
	FICO 750 775	55	246,091.47	13,535,030.96	1.81	8.403	43.13	83.77	83.79	10.63	74.74	0	0	100	0	40.37	7	7.72	761
	FICO 775 800	24	272,404.82	6,537,715.67	0.88	7.921	40.87	80.87	53.57	14.45	81.06	0	6.01	93.99	0	54.08	6.1	0	785
	FICO >= 800	3	232,297.73	696,893.18	0.09	7.769	43.9	83.37	45.39	0	77.55	0	0	100	0	54.61	0	22.94	805
	Total:	1,505	220,428.46	331,744,832.59	44.45	8.613	42.17	81.32	69.06	13.6	82.87	0	5.43	94.57	5.97	43.92	4.46	11.48	647

V FICO - IO

	Grouping		Average	Total
			Current	Current	Percent of	Wtg Avg	Wtd Avg	Wtd Avg			% Owner
		Count	Balance	Balance	total Balance	GWAC	DTI	LTV	% SFD	%PUD	Occupied	% Full Doc	% Alternate Doc	% Stated Doc	% IO	%CA	%NY	%FL	WA FICO
	FICO 550 - 574	2	207,100.00	414,200.00	0.06	7.553	44.48	84.82	0	51.76	100	100	0	0	100	0	0	0	567
	FICO 575 - 599	12	253,618.12	3,043,417.43	0.41	7.781	46.46	80.42	77.45	5.23	100	100	0	0	100	27.15	0	6.41	589
	FICO 600 - 624	34	312,458.32	10,623,582.89	1.42	7.726	42.55	83.76	85.78	6.3	100	52.04	0	47.96	100	79.76	3.57	0	614
	FICO 625 - 649	44	295,366.10	12,996,108.56	1.74	7.674	42.96	81.4	69.87	13.9	100	57.91	7.35	34.74	100	61.99	2.85	4.29	637
	FICO 650 - 674	29	325,266.83	9,432,738.00	1.26	7.526	39.44	80.99	77.54	4.95	97.09	46.39	5.47	48.14	100	46	20.98	8.32	661
	FICO 675 - 699	12	296,354.86	3,556,258.26	0.48	7.86	42.75	81.12	72.86	8.38	95.75	40.6	0	59.4	100	72.89	0	0	684
	FICO 700 - 724	6	270,716.67	1,624,300.00	0.22	7.807	45.48	78.01	33.54	11.08	71.48	11.08	0	88.92	100	44.52	44.39	11.08	708
	FICO 725 - 749	4	375,747.11	1,502,988.43	0.2	7.423	44	80	58.22	0	100	58.22	0	41.78	100	62.81	22.62	0	741
	FICO 750 - 774	1	189,525.00	189,525.00	0.03	8.45	32.73	95	100	0	100	100	0	0	100	100	0	0	765
	Total:	144	301,271.66	43,383,118.57	5.81	7.676	42.42	81.71	73.91	8.75	97.95	54.34	3.39	42.26	100	60.26	8.73	3.96	643

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